Fair Value Measurements:	6 Months Ended
Jun. 30, 2014
Fair Value Disclosures
Fair Value Measurements:
6. Fair Value Measurements:

ASC 815, “Derivatives and Hedging” requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position. The carrying amounts of cash and cash equivalents, trade receivables and trade payables reported in the consolidated balance sheets approximate their respective fair values because of the short-term nature of these accounts. The fair values of long-term bank loans and restricted cash approximate the recorded values due to the variable interest rates payable. The fair value of loan from related party is not practicable to be estimated due to the absence of the fixed repayment terms. The fair value of non-current portion of amounts due from related party is not practicable to be estimated given the terms of the management agreements which provide for periodic adjustment of the working capital advance per vessel in line with the changes in the vessels' daily operating costs. Additionally, the Partnership considers its creditworthiness in determining the fair value of the credit facilities.
The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:
Level 1: Quoted market prices in active markets for identical assets or liabilities.
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.